UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2010 (November 29, 2010)

JUMA TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-105778	68-0605151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

154 Toledo Street Farmingdale, NY	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 300-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Juma Technology Corp.’s beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Juma Technology Corp.’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Juma Technology Corp.’s actual results to differ from management’s current expectations are contained in Juma Technology Corp.’s filings with the Securities and Exchange Commission. Juma undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 1.01. Entry into a Material Definitive Agreement.

The Company entered into the material agreement dated as of November 29, 2010 described in Item 8.01 below. As more fully described in Item 8.01 below, this agreement relates to the extension of the maturity dates of certain outstanding convertible notes issued by the Company to, respectively, Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, LP (the “Holders”).

Prior to the entry into of the material agreement described in Item 8.01 below, there was no material relationship between the Company and the Holders under the herein described notes, except to the extent that Vision Opportunity Master Fund, Ltd. and its affiliate, Vision Capital Advantage Fund, LP had previously provided financings to the Company in August 2007, November 2007, March 2008, June 2008, September 2008, November 2008, February 2009, May 2009, September 2009, December 2009, January 2010, February 2010, March 2010, April 2010, May 2010, June 2010, August 2010, September 2010, and November 2010, which financings were the subject of Current Reports on Form 8-K filed with the Commission on, respectively, August 22, 2007, December 5, 2007, March 13, 2008, June 24, 2008, September 17, 2008, November 19, 2008, February 12, 2009, May 27, 2009, September 30, 2009, December 29, 2009, February 2, 2010, March 2, 2010, April 5, 2010, May 4, 2010, May 26, 2010, June 29, 2010, August 11, 2010, October 4, 2010 and November 17, 2010. In connection with the consummation of the transactions contemplated by the November 2007 financing, an affiliate of Vision Opportunity Master Fund, Ltd. was appointed to the Company’s board of directors in December 2007. Vision Capital Advantage Fund, LP, an affiliate of Vision Opportunity Master Fund, Ltd., is a transferee of a portion of the Company’s securities owned by Vision Opportunity Master Fund, Ltd.

Item 8.01. Other Events.

The Company and Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, L.P. entered into a letter agreement dated as of November 29, 2010 (the “Letter Agreement”). Under the Letter Agreement, the Holders agreed to extend the maturity date of the specified convertible notes from November 29, 2010 to a maturity date of five days after demand. A copy of the form of Letter Agreement between Juma Technology Corp., Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, LP, dated as of November 29, 2010 extending the maturity dates under notes is attached hereto as Exhibit 4.1.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit Number	Description
4.1
Form of Letter Agreement between Juma Technology Corp., Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, LP, dated as of November 29, 2010 extending the maturity dates under notes

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

JUMA TECHNOLOGY CORP.

By:	/s/ Anthony Fernandez
Anthony Fernandez
Chief Financial Officer

Date: December 2, 2010

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EXHIBIT INDEX

Exhibit Number	Description
4.1
Form of Letter Agreement between Juma Technology Corp., Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, LP, dated as of November 29, 2010 extending the maturity dates under notes

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